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                                                                   EXHIBIT 10.14

GREYROCK
  CAPITAL

                               AMENDMENT AGREEMENT


BORROWER:         SYNQUEST, INC.
                  3500 PARKWAY LANE, SUITE 555
                  NORCROSS, GEORGIA 30092


DATE:             MARCH 15, 2000

                  THIS AMENDMENT AGREEMENT (this "Agreement") is entered into between GREYROCK CAPITAL, a Division of Bane of America Commercial Finance Corporation ("GC") (formerly known as NationsCredit Commercial Corporation), whose address is 10880 Wilshire Boulevard, Suite 1850, Los Angeles, California 90024, and the Borrower named above ("Borrower").

                  GC and Borrower agree to amend and supplement the Loan and Security Agreement between them, dated July 10, 1996, as amended (as amended, the "Loan Agreement"), as follows. (This Agreement, the Loan Agreement, any prior written amendments to the Loan Agreement signed by GC and Borrower, and all other written documents and agreements between GC and Borrower, are referred to herein collectively as the "Loan Documents." Capitalized terms used but not deemed in this Agreement shall have the meanings set forth in the Loan Agreement.)

                  1. Amendments. For purposes of Section 6 of the Loan and Security Agreement and Section 4 of the Schedule to Loan Agreement, the parties agree that March 31, 2000 shall be the Maturity Date without any need for notice of termination or other action by the parties in order for termination to take place on such Maturity Date, and that the automatic renewal provisions of
Section 6.1 shah be suspended with respect to the upcoming Maturity Date to occur on March 31, 2000.

                  2. General Provisions. This Agreement, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended and supplemented, all of the terms and provisions of the Loan


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Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                          GC:

SYNQUEST, INC.                     GREYROCK CAPITAL,
                                   A DIVISION OF BANC OF AMERICA
                                   COMMERCIAL FINANCE CORPORATION


By: /s/ John Bartels                  By:  /s/ Lisa Nagano
   ------------------------               ------------------------
Title: Executive Vice President       Title: Senior Vice President
       Finance and Administration